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                                                                    Exhibit 4.6

                                    [LOGO]

                                                         COMMON STOCK
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       CUSIP 903512 10 1

                            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that


is the record holder of


FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                           UGLY DUCKLING CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the seal of the Corporation and the signatures of its duly authorized offices.

Dated:


/s/  Steven P. Johnson                       /s/ Ernest C.  Garcia, II
- ------------------------------------- [SEAL] -----------------------------------
        SECRETARY                                 CHAIRMAN

COUNTERSIGNED AND REGISTERED:

HARRIS TRUST COMPANY OF CALIFORNIA
TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE
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        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN  -- as joint tenants with right of
                   survivorship and not as tenants
                   in common
UNIF GIFT MIN ACT --  ______________ Custodian _______________
                          (Cust)                   (Minor)
                      under Uniform Gifts to Minors
                      Act ____________________________________
                                        (State)
UNIF TRF MIN ACT  --  ______________ Custodian (until age ___)
                          (Cust)
                      ________________ under Uniform Transfers
                          (Minor)
                      to Minors Act __________________________
                                             (State)
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________
                                X ______________________________________________

                                X ______________________________________________
                          NOTICE: THE SIGNATURE(S)  TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By ____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.